SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549





                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



                                MAY 2, 2000
              DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                          NUTRAMAX PRODUCTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



       DELAWARE                    0-18671                  061200464
     (STATE OR OTHER             (COMMISSION              (IRS EMPLOYER
     JURISDICTION OF             FILE NUMBER)          INDENTIFICATION NO.)
     INCORPORATION)



51 Blackburn Drive, Gloucester, Massachusetts                  01930
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)



                               (978) 282-1800
            (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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ITEM 5.   OTHER EVENTS

          As previously disclosed in a Form 8-K filed with the Securities and Exchange Commission, on May 2, 2000, NutraMax Products, Inc. and its subsidiaries (collectively, "NutraMax") each filed a voluntary petition for relief under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court, District of Delaware. Pursuant to an order dated May 3, 2000, the Court directed the joint administration and consolidation of Nutramax's chapter 11 cases (Case No. 00--1838) for procedural purposes only. Pursuant to sections 1107 and 1108 of the Bankruptcy Code, NutraMax is continuing to operate its businesses and manage its properties as debtor-in-possession. NutraMax filed its First Amended Joint Chapter 11 Plan of Reorganization on July 6, 2000 (the "Reorganization Plan"). On November 3, 2000, the Court entered an order confirming the Reorganization Plan. NutraMax currently anticipates that the Reorganization Plan will be consummated by the end of this year or early next year.

          NutraMax is a consumer health care products company and manufacturer and marketer of store-brand disposable douches, ready-to-use enemas, pediatric electrolyte oral maintenance solutions, disposable baby bottle liners, cough drops and throat lozenges. NutraMax also markets a broad line of toothbrushes, dental floss, and various first aid products for the hospital and industrial safety markets. In addition, NutraMax offers pharmaceutical manufacturing capabilities to contract customers. NutraMax's products are sold by supermarkets, drugstore chains and mass merchandisers under both store brand and control brands, including Powers, Sweet 'n Fresh, Pure & Gentle, Fresh 'n Easy, Pro Dental, American White Cross and NutraMax.

          NutraMax is filing copies of its monthly United States Trustee reports for May, 2000 through October, 2000 under cover of this Form 8-K. The Trustee's Reports contain, among other things, a schedule of cash receipts and disbursements, a statement of operations, a balance sheet, accounts receivable reconciliation and aging information, and a debtor questionnaire.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         Exhibit              Description
         Number

             99.1 United States Trustee Report of NutraMax for the period May 2, 2000 through June 3, 2000. (The following documents relating to this Exhibit are not being filed under cover of this Form 8-K but are available upon request from the Bankruptcy Court or
                              NutraMax: (a) bank reconciliation
                              statements; (b) cash disbursement
                              journals; and (c) copies of IRS Form
                              6123 or payment receipts).

             99.2 United States Trustee Report of NutraMax for the period June 4, 2000 through July 1, 2000. (The following documents relating to this Exhibit are not being filed under cover of this Form 8-K but are available upon request from the Bankruptcy Court or
                              NutraMax: (a) bank reconciliation
                              statements, (b) copies of bank
                              statements, (c) cash disbursement
                              journals, (d) copies of IRS Form 6123
                              or payment receipts, (e) copies of tax
                              returns filed during reporting
                              periods, and (f) listings of aged
                              accounts payable).

             99.3 United States Trustee Report of NutraMax for the period July 2, 2000 through July 29, 2000. (The following documents relating to this Exhibit are not being filed under cover of this Form 8-K but are available upon request from the Bankruptcy Court or
                              NutraMax: (a) bank reconciliation
                              statements, (b) copies of bank
                              statements, (c) cash disbursement
                              journals, (d) copies of IRS Form 6123
                              or payment receipts, (e) copies of tax
                              returns filed during reporting
                              periods, and (f) listings of aged
                              accounts payable).

             99.4 United States Trustee Report of NutraMax for the period July 30, 2000 through August 26, 2000. (The following documents relating to this Exhibit are not being filed under cover of this Form 8-K but are available upon request from the Bankruptcy Court or NutraMax: (a) bank reconciliation statements, (b) copies of bank statements, (c) cash disbursement journals, (d) copies of IRS Form 6123 or payment receipts, (e) copies of tax returns filed during reporting periods, and (f) listings of aged accounts payable).

             99.5 United States Trustee Report of NutraMax for the period August 27, 2000 through September 30, 2000. (The following documents relating to this Exhibit are not being filed under cover of this Form 8-K but are available upon request from the Bankruptcy Court or NutraMax: (a) bank reconciliation statements, (b) copies of bank statements, (c) cash disbursement journals, (d) copies of IRS Form 6123 or payment receipts, and
                              (e) listings of aged accounts
                              payable).

             99.6 United States Trustee Report of NutraMax for the period October 1, 2000 through October 28, 2000. (The following documents relating to this Exhibit are not being filed under cover of this Form 8-K but are available upon request from the Bankruptcy Court or NutraMax: (a) bank reconciliation statements, (b) copies of bank statements, (c) cash disbursement journals, (d) copies of IRS Form 6123 or payment receipts, and
                              (e) listings of aged accounts
                              payable).

                                 SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  December 15, 2000               By:  /s/ Richard G. Glass
                                            ------------------------------
                                             Richard G. Glass